UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 11, 2009 (Date of earliest event reported)
ICOP Digital, Inc. (Exact name of registrant as specified in its charter)

CO (State or other jurisdiction of incorporation)	001-32560 (Commission File Number)	84-1493152 (IRS Employer Identification Number)

16801 West 116th Street (Address of principal executive offices)		66219 (Zip Code)
913-338-5550 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 11, 2009, ICOP Digital, Inc. ("ICOP") announced its results of operations for the three months ended September 30, 2009. The public announcement was included in a press release, the text of which is furnished as Exhibit 99.1 hereto.

The information in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of ICOP under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of ICOP, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of ICOP Digital, Inc. dated November 11, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2009	ICOP DIGITAL, INC. By: /s/ David C. Owen David C. Owen Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ICOP Digital, Inc. dated November 11, 2009